UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 18, 2016
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Perrigo Company plc
(Exact name of registrant as specified in its charter)
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Commission file number 001-36353

Ireland	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Treasury Building, Lower Grand Canal Street, Dublin 2, Ireland	-
(Address of principal executive offices)	(Zip Code)
+353 1 7094000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

On February 18, 2016, Perrigo Company plc (the “Company”) released earnings for the fourth calendar quarter of 2015. The press release related to the Company’s earnings is attached as Exhibit 99.1.

The earnings release contains certain non-GAAP measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts different than the most directly comparable measure calculated and presented in accordance with U.S. Generally Accepted Accounting Principles (GAAP) in the statements of income, balance sheets or statements of cash flows of the company. Pursuant to the requirements of Regulation G, the Company has provided a reconciliation for net sales on a constant currency basis, cost of sales, gross profit, operating expenses, operating income, interest expense, net, other expense, net, Loss on extinguishment of debt, income before income taxes, income tax expense, net income, diluted weighted average shares outstanding, diluted earnings per share, gross margin, operating margin and operating expenses as a percent of sales within its earnings release to the most directly comparable U.S. GAAP measures for these non-GAAP measures.

The Company excludes the items listed below in the applicable period when monitoring and evaluating the on-going financial results and trends of its business, and believes that presenting operating results excluding these items is also useful for investors, since it provides important insight into the Company's on-going core business operations on a normalized basis. Management uses adjusted financial data for planning and forecasting in future periods, including trending and analyzing the core operating performance of the Company’s business from period to period without the effect of the non-core business items indicated. Management also uses adjusted financial data to prepare operating budgets and forecasts and to measure the Company’s performance against those budgets and forecasts on a corporate and segment level.

Items excluded from reported results:

Fourth Calendar Quarter 2014 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions

•	Restructuring charges related to completed business acquisitions and for organizational improvements

•	Acquisition and integration-related charges

•	R&D Payment made in connection with collaborative arrangement

•	Financing charges and extinguishment of debt incurred in connection with financing a pending acquisition.

•	Losses on derivatives associated with hedging a pending acquisition's foreign currency-denominated purchase price.

•	Equity method investment losses

•	Income from transfer of rights agreement

•	The weighted average effect of shares issued to finance a pending acquisition

Fourth Calendar Quarter 2015 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions

•	Restructuring charges related to completed business acquisitions and for organizational improvements

•	Intangible asset impairment charges

•	Impairment charge on assets held for sale

•	Legal and consulting fees related to the Mylan N.V. ('Mylan") defense

•	Acquisition and integration-related charges

•	Restructuring charges related to completed business acquisitions and for organizational improvements

•	Impairment on investment securities

•	Equity method investment losses

Year-to-date Calendar 2014 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions

•	Restructuring charges related to completed business acquisitions and for organizational improvements

•	R&D Payment made in connection with collaborative arrangement

•	Acquisition and integration-related charges

•	Loss contingency accrual

•	Fair value adjustment to contingent consideration related to a previous acquisition

•	Litigation settlement charge

•	Financing charges and extinguishment of debt incurred in connection with financing a pending acquisition

•	Losses on derivatives associated with hedging a pending acquisition's foreign currency-denominated purchase price

•	Equity method investment losses

•	Income from transfer of rights agreement

•	The weighted average effect of shares issued to finance a pending acquisition

Year-to-date Calendar 2015 Results

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions

•	R&D Payment made in connection with collaborative arrangement

•	Restructuring charges related to completed business acquisitions and for organizational improvements

•	Amortization of inventory and fixed asset step up related to an acquisition

•	Intangible asset impairment charges

•	Impairment charge on assets held for sale

•	Legal and consulting fees related to the Mylan defense

•	Acquisition and integration-related charges

•	Impairment on investment securities

•	Goodwill impairment charge

•	Equity method investment losses

•	Financing charges and extinguishment of debt incurred in connection with financing a pending acquisition

Calendar 2016 Guidance

•	Amortization of acquired intangible assets related to business combinations and asset acquisitions and impact of acquisitions on deferred tax balances

•	Integration and restructuring-related charges

The information in this Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.    Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release issued by Perrigo Company plc on February 18, 2016, furnished solely pursuant to Item 2.02 of Form 8-K.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
PERRIGO COMPANY PLC

		By:	/s/ Judy L. Brown
Dated:	February 18, 2016		Judy L. Brown
Executive Vice President and
Chief Financial Officer
(Principal Accounting and Financial Officer)

Exhibit Index

99.1	Press release issued by Perrigo Company plc on February 18, 2016, furnished solely pursuant to Item 2.02 of Form 8-K.